SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  December 23, 1999
                                                         -----------------

                              NORTH VALLEY BANCORP
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             (Exact name of registrant as specified in its charter)





           California                  0-10652               94-2751350
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(State or other jurisdiction of     (File Number)   (IRS Employer Identification
            incorporation)                                       No.)


      880 East Cypress Avenue
        Redding, California                                    96002
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(Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (530) 221-8400
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      This Form 8-K consists of 304 pages. The Exhibit Index is on Page 5.

         ITEM 5.  OTHER EVENTS

         North Valley Bancorp (the "Registrant") is a California corporation and the registered bank holding company for North Valley Bank, a California banking corporation with its headquarters in Redding, California. On October 3, 1999, the Registrant entered into a certain Agreement and Plan of Reorganization and Merger (the "Plan of Reorganization") with Six Rivers National Bank, a national banking association with its headquarters in Eureka, California ("Six Rivers"), and NVB Interim National Bank, an interim national banking association to be formed at the direction of the Registrant to facilitate the business combination contemplated by the parties. Under the terms of the Plan of Reorganization, Six Rivers is expected to merge with and into NVB Interim National Bank and the resulting national banking association will continue operations with the national bank charter number of Six Rivers and the name "Six Rivers National Bank" as a wholly owned subsidiary of the Registrant. The merger is intended to qualify as a tax-free reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, and is expected to be accounted for as a "pooling of interests." Upon consummation of the transactions described in the Plan of Reorganization, expected to occur on or before March 31, 2000, unless extended by the parties, the Registrant would have two banking subsidiaries: North Valley Bank and Six Rivers National Bank. The closing of such transactions is subject to the prior approval of the shareholders of the Registrant and Six Rivers, respectively, plus the receipt of all applicable regulatory approvals.

         Pursuant to the Plan of Reorganization, and with the cooperation of Six Rivers, the Registrant intends to prepare and file with the Commission a registration statement on Form S-4 under and pursuant to the Securities Act of 1933 to serve as the joint proxy statement/prospectus for the purpose of submitting the terms of the Plan of Reorganization to a vote of the shareholders of the Registrant and to a vote of the shareholders of Six Rivers at special meetings called for the purpose. As permitted by Form S-4, the Registrant intends to incorporate by reference certain reports and other information regarding the Registrant previously filed and to be filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         The Common Stock of Six Rivers is registered pursuant to Section 12(g) of the Exchange Act and the reports and other information required of Six Rivers under the Exchange Act are filed with the Office of the Comptroller of the Currency, the federal agency vested with the powers, functions and duties of the Commission with respect to national banks under Section 12(i) of the Exchange Act. Six Rivers and the Registrant have agreed that certain reports and other information regarding Six Rivers, including reports and other information previously filed and to be filed with the Comptroller of the Currency pursuant to the Exchange Act, should be incorporated by reference into the Form S-4 intended to be filed with the Commission by the Registrant in accordance with the Plan of Reorganization. To accomplish this end, Six Rivers and the Registrant have also agreed that each such report or other information, as and when filed by Six Rivers with the Comptroller of the Currency, shall be filed with the Commission as an exhibit to a Form 8-K Current Report of the Registrant. Copies of certain reports and other information of Six Rivers are filed as exhibits to this report and are incorporated herein by this reference as if set forth in full.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      EXHIBITS.

                  23       Consent of Deloitte & Touche LLP

                  99.1 Annual Report of Six Rivers National Bank on Form 10-KSB for the fiscal year ended December 31, 1998, as filed with the Comptroller of the Currency

                  99.2 Amendment to Annual Report of Six Rivers National Bank on Form 10-KSB/A for the fiscal year ended December 31, 1998, as filed with the Comptroller of the Currency

                  99.3 Quarterly Report of Six Rivers National Bank on Form 10-QSB for the quarterly period ended March 31, 1999, as filed with the Comptroller of the Currency

                  99.4 Quarterly Report of Six Rivers National Bank on Form 10-QSB, as amended and restated in full, for the quarterly period ended June 30, 1999, as filed with the Comptroller of the Currency

                  99.5 Quarterly Report of Six Rivers National Bank on Form 10-QSB for the quarterly period ended September 30, 1999, as filed with the Comptroller of the Currency

                  99.6 Current Report of Six Rivers National Bank on Form 8-K, dated May 12, 1999, as filed with the Comptroller of the Currency

                  99.7 Current Report of Six Rivers National Bank on Form 8-K, dated October 3, 1999, as filed with the Comptroller of the Currency

                  99.8 Current Report of Six Rivers National Bank on Form 8-K, dated October 4, 1999, as filed with the Comptroller of the Currency

                  99.9 Definitive Notice of Annual Meeting of Shareholders, Proxy Statement dated April 21, 1999, and form of Proxy of Six Rivers National Bank, as filed with the Comptroller of the Currency pursuant to Section 14(a) of the Exchange Act

                  99.10 Bylaws of Six Rivers National Bank, as amended to March 22, 1999

                  99.11 Form of Indemnity Agreement dated as of September 30, 1999, between Six Rivers National Bank and each Director of Six Rivers National Bank

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NORTH VALLEY BANCORP
                                              (Registrant)


Date: December 20, 1999.                      By:  /s/ SHARON L. BENSON
                                                   -----------------------------
                                                       Sharon L. Benson
                                                       Senior Vice President and
                                                       Chief Financial Officer

                                  EXHIBIT INDEX

NO.                             IDENTITY                               PAGE NOS.
---                             --------                               ---------
23         Consent of Deloitte & Touche LLP

99.1 Annual Report of Six Rivers National Bank on Form 10-K SB for the fiscal year ended December 31, 1998, as filed with the Comptroller of the Currency

99.2 Amendment to Annual Report of Six Rivers National Bank on Form 10-KSB/A for the fiscal year ended December 31, 1998, as filed with the Comptroller of the Currency

99.3 Quarterly Report of Six Rivers National Bank on Form 10-QSB for the quarterly period ended March 31, 1999, as filed with the Comptroller of the Currency

99.4       Quarterly Report of Six Rivers National Bank on Form
           10-QSB, as amended and restated in full, for the quarterly period ended June 30, 1999, as filed with the Comptroller of the Currency

99.5 Quarterly Report of Six Rivers National Bank on Form 10-QSB for the quarterly period ended September 30, 1999, as filed with the Comptroller of the Currency

99.6 Current Report of Six Rivers National Bank on Form 8-K, dated May 12, 1999, as filed with the Comptroller of the Currency

99.7 Current Report of Six Rivers National Bank on Form 8-K, dated October 3, 1999, as filed with the Comptroller of the Currency

99.8 Current Report of Six Rivers National Bank on Form 8-K, dated October 4, 1999, as filed with the Comptroller of the Currency

99.9 Definitive Notice of Annual Meeting of Shareholders, Proxy Statement dated April 21, 1999, and form of Proxy of Six Rivers National Bank, as filed with the Comptroller of the Currency pursuant to Section 14(a) of the Exchange Act

99.10      Bylaws of Six Rivers National Bank, as amended to March 22,
           1999

99.11 Form of Indemnity Agreement dated as of September 30, 1999, between Six Rivers National Bank and each Director of Six Rivers National Bank